February 7, 2023 KKR & Co. Inc. Reports Third Quarter 2025 Financial Results November 7, 2025

i “KKR’s strong performance continued in Q3 with latest twelve month management fees, Fee Related Earnings and Adjusted Net Income all at record levels. New capital raised reached $43 billion – the highest quarterly figure for KKR in over four years – reflecting the trust we’ve built with our investors and continued momentum across our businesses. With a record $126 billion of dry powder, we remain incredibly well positioned to help our clients navigate the current environment.” Conference Call A conference call to discuss KKR's financial results will be held on November 7, 2025 at 9:00 a.m. ET. The conference call may be accessed by dialing +1 (877) 407-0312 (U.S. callers) or +1 (201) 389-0899 (non-U.S. callers); a pass code is not required. Additionally, the conference call will be broadcast live over the Internet and may be accessed through the Investor Center section of KKR's website at https://ir.kkr.com/events- presentations/. A replay of the live broadcast will be available on KKR's website beginning approximately one hour after the live broadcast ends. About KKR KKR is a leading global investment firm that offers alternative asset management as well as capital markets and insurance solutions. KKR aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people, and supporting growth in its portfolio companies and communities. KKR sponsors investment funds that invest in private equity, credit and real assets and has strategic partners that manage hedge funds. KKR’s insurance subsidiaries offer retirement, life and reinsurance products under the management of The Global Atlantic Financial Group. References to KKR’s investments may include the activities of its sponsored funds and insurance subsidiaries. For additional information about KKR & Co. Inc. (NYSE: KKR), please visit KKR's website at www.kkr.com. For additional information about Global Atlantic Financial Group, please visit Global Atlantic Financial Group's website at www.globalatlantic.com. New York, November 7, 2025 – KKR & Co. Inc. (NYSE: KKR) today reported its third quarter 2025 results. KKR Reports Third Quarter 2025 Financial Results Joseph Y. Bae and Scott C. Nuttall Co-Chief Executive Officers

ii KKR Reports Third Quarter 2025 Financial Results Investor Relations Craig Larson Phone: +1 (877) 610-4910 in U.S. / +1 (212) 230-9410 investor-relations@kkr.com Media Kristi Huller Phone: +1 (212) 750-8300 media@kkr.com Legal Disclosures This presentation has been prepared by KKR & Co. Inc. solely for informational purposes for its public stockholders in connection with evaluating the business, operations and financial results of KKR & Co. Inc. and its subsidiaries (collectively, “KKR”), which includes The Global Atlantic Financial Group LLC and its subsidiaries (collectively, “Global Atlantic” or “GA”), unless the context requires otherwise. This presentation is not, and shall not be construed, as an offer to purchase or sell, or the solicitation of an offer to purchase or sell any securities of KKR in any jurisdiction in which such offer, solicitation or sale would be unlawful. This presentation may not be distributed, referenced, quoted or linked by website, in whole or in part, except as agreed to in writing by KKR & Co. Inc. The statements contained in this presentation are made as of the date of this presentation, other than financial figures, which are as of September 30, 2025, unless another time is specified in relation to such statements or financial figures, and access to this presentation at any given time shall not give rise to any implication that there has been no change in the facts set forth in this presentation since such date. This presentation contains certain forward-looking statements pertaining to KKR, including with respect to the investment funds, and vehicles and accounts managed by KKR and the Global Atlantic insurance companies. Forward-looking statements relate to expectations, estimates, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. You can identify these forward-looking statements by the use of words such as “opportunity,” “outlook,” “believe,” “think,” “expect,” “feel,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” “visibility,” “positioned,” “path to,” “conviction,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. These forward-looking statements are based on KKR’s beliefs, assumptions and expectations, but these beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to KKR or within its control. Due to various risks and uncertainties, actual events or results may differ materially from those reflected or contemplated in such forward-looking statements. Past performance is no guarantee of future results. All forward-looking statements speak only as of the date of this presentation. KKR does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date of this presentation except as required by law. Please see the Appendix for additional important information about forward-looking statements, including the assumptions and risks concerning projections and estimates of future performance. This presentation includes certain non-GAAP measures, including adjusted net income (“ANI”), total segment earnings, total investing earnings, total operating earnings (“TOE”), fee related earnings (“FRE”), strategic holdings operating earnings, and total asset management segment revenues. These non-GAAP measures are in addition to, and not a substitute for, measures of financial and operating performance prepared in accordance with U.S. GAAP. While we believe that providing these non-GAAP measures is helpful to investors in assessing the overall performance of KKR’s business, they may not include all items that are significant to an investor’s analysis of our financial results. Please see the Appendix for additional important information about the non-GAAP measures presented herein. Please see the Appendix for other important information. In addition, information about factors affecting KKR, including a description of risks that should be considered when making a decision to purchase or sell any securities of KKR, can be found in KKR & Co. Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 28, 2025, and its other filings with the SEC, which are available at www.sec.gov. From time to time, we may use our website as a channel of distribution of material information. Financial and other material information regarding KKR is routinely posted on and accessible at www.kkr.com. Financial and other material information regarding Global Atlantic is routinely posted on and accessible at www.globalatlantic.com. Information on these websites are not incorporated by reference herein and are not a part of this presentation. Contact Information

KKR & Co. Inc. Third Quarter Earnings

1 Third Quarter 2025 GAAP Results (Unaudited) GAAP Net Income (Loss) Attributable to KKR & Co. Inc. Common Stockholders was $0.9 billion for the quarter and $1.1 billion YTD. ($ in thousands, except per share data) 3Q'24 3Q'25 3Q'24 YTD 3Q'25 YTD Revenues Asset Management and Strategic Holdings $ 2,269,090 $ 1,744,002 $ 5,786,007 $ 5,625,083 Insurance 2,522,606 3,781,973 12,834,337 8,099,918 Total Revenues $ 4,791,696 $ 5,525,975 $ 18,620,344 $ 13,725,001 Expenses Asset Management and Strategic Holdings $ 1,778,343 $ 1,400,471 $ 4,619,272 $ 4,504,605 Insurance 2,967,662 3,623,800 13,386,006 9,097,065 Total Expenses $ 4,746,005 $ 5,024,271 $ 18,005,278 $ 13,601,670 Total Investment Income (Loss) - Asset Management and Strategic Holdings $ 1,598,873 $ 1,697,857 $ 3,602,754 $ 4,376,065 Income Tax Expense (Benefit) 209,896 359,739 696,066 620,612 Redeemable Noncontrolling Interests (4,798) 34,058 57,546 110,727 Noncontrolling Interests 838,916 905,407 1,513,518 2,543,501 Preferred Stock Dividends — 40,430 — 78,166 Net Income (Loss) - KKR Common Stockholders $ 600,550 $ 859,927 $ 1,950,690 $ 1,146,390 Net Income (Loss) Attributable to KKR & Co. Inc. Per Share of Common Stock Basic $ 0.68 $ 0.97 $ 2.20 $ 1.27 Diluted $ 0.64 $ 0.90 $ 2.09 $ 1.19 Weighted Average Shares of Common Stock Outstanding Basic 887,444,991 890,961,714 886,618,138 889,984,777 Diluted 941,967,479 955,751,429 933,079,377 955,793,116 Note: See Appendix for detailed GAAP income statement. Totals may not sum due to rounding in this presentation.

2 • Regular dividend of $0.185 per share of common stock was declared for the quarter • Strategic acquisition of HealthCare Royalty Partners: On July 30th, KKR closed on a majority stake in HealthCare Royalty Partners, a biopharma royalty acquisition company, adding approximately $3 billion to AUM and FPAUM • Japan Post Insurance Strategic Partnership: KKR closed on a $2 billion investment from Japan Post Insurance in a new vehicle sponsored by Global Atlantic in the quarter. The vehicle is expected to access insurance, reinsurance and strategic activity across Global Atlantic Capital Metrics Third Quarter 2025 Highlights • Fee Related Earnings (“FRE”) of $1.0 billion ($1.15/adj. share) in the quarter which is a record for KKR. FRE is up 3% on a year-over-year basis • FRE was $3.6 billion in the LTM ($3.99/adj. share), up 16% year-over-year • Total Operating Earnings ("TOE") of $1.4 billion ($1.55/adj. share) in the quarter, up 12% year-over-year • TOE was $4.8 billion in the LTM ($5.35/adj. share), up 15% year-over-year • Insurance Operating Earnings of $305 million in the quarter benefitted from $41 million primarily related to the impact of Global Atlantic's annual actuarial assumption review • Adjusted Net Income (“ANI”) of $1.3 billion ($1.41/adj. share) in the quarter, up 8% year- over-year • ANI was $4.6 billion in the LTM ($5.07/adj. share), up 17% year-over-year • Assets Under Management (“AUM”) of $723 billion, up 16% year-over-year • Fee Paying Assets Under Management (“FPAUM”) of $585 billion, up 16% year-over-year • New Capital Raised of $43 billion in the quarter and $128 billion in the LTM • $43 billion of New Capital Raised is the second-highest quarter KKR has ever reported • Capital Invested of $26 billion in the quarter and $85 billion in the LTM • $26 billion of Capital Invested represents the most active investment quarter in KKR's history Note: Adj. share refers to adjusted shares. See the Appendix for GAAP reconciliations and other important information. See page 28 for record and payment dates for common and mandatory convertible preferred stock. Financial Measures Corporate

3 Third Quarter 2025 Segment Earnings Note: See Appendix for GAAP reconciliations, endnotes about taxes affecting Adjusted Net Income and other important information. ($ in thousands, except per share data) 3Q'24 3Q'25 3Q'24 YTD 3Q'25 YTD Management Fees $ 892,629 $ 1,063,553 $ 2,555,263 $ 2,976,650 Transaction and Monitoring Fees, Net 467,145 328,124 842,087 823,882 Fee Related Performance Revenues 56,655 73,177 112,901 148,191 Fee Related Compensation (247,875) (256,350) (614,294) (691,027) Other Operating Expenses (167,881) (175,568) (471,146) (515,403) Fee Related Earnings $ 1,000,673 $ 1,032,936 $ 2,424,811 $ 2,742,293 Insurance Operating Earnings $ 238,520 $ 304,653 $ 764,573 $ 841,357 Strategic Holdings Operating Earnings $ 6,828 $ 57,663 $ 68,400 $ 118,270 Total Operating Earnings $ 1,246,021 $ 1,395,252 $ 3,257,784 $ 3,701,920 Net Realized Performance Income 101,926 232,665 302,763 429,968 Net Realized Investment Income 216,507 73,632 448,813 389,793 Total Investing Earnings $ 318,433 $ 306,297 $ 751,576 $ 819,761 Total Segment Earnings $ 1,564,454 $ 1,701,549 $ 4,009,360 $ 4,521,681 Interest Expense, Net and Other (88,101) (102,789) (242,783) (287,866) Income Taxes on Adjusted Earnings (294,850) (325,158) (749,460) (862,875) Adjusted Net Income $ 1,181,503 $ 1,273,602 $ 3,017,117 $ 3,370,940 Adjusted Per Share Measures: FRE per Adjusted Share $ 1.12 $ 1.15 $ 2.71 $ 3.05 TOE per Adjusted Share $ 1.39 $ 1.55 $ 3.65 $ 4.12 ANI per Adjusted Share $ 1.32 $ 1.41 $ 3.38 $ 3.75

4 Total Operating Earnings ($ in billions) $4.2 $4.8 3Q'24 LTM 3Q'25 LTM Total Operating Earnings • Total Operating Earnings ("TOE") - the sum of Fee Related Earnings, Insurance Operating Earnings and Strategic Holdings Operating Earnings - represents the more durable and recurring portion of KKR's total segment earnings • TOE increased 15% over the last 12 months primarily driven by the growth in Fee Related Earnings. Over time, we expect Strategic Holdings Operating Earnings to contribute more meaningfully to Total Operating Earnings $1.2 $1.4 3Q'24 3Q'25 Note: KKR increased its ownership in Global Atlantic to 100% at the beginning of 2024. Financial results prior to 2024 do not reflect 100% ownership. Total Segment Earnings $6.0 3Q'25 LTM ($ in billions) Insurance Operating Earnings Fee Related Earnings Total Investing Earnings Strategic Holdings Operating Earnings $4.8 80% of segment earnings are from the more durable and recurring portions of total segment earnings

Asset Management Segment Detail

6 Asset Management Segment ($ in thousands, except per share data) 3Q'24 3Q'25 3Q'24 YTD 3Q'25 YTD Management Fees $ 892,629 $ 1,063,553 $ 2,555,263 $ 2,976,650 Transaction and Monitoring Fees, Net 467,145 328,124 842,087 823,882 Fee Related Performance Revenues 56,655 73,177 112,901 148,191 Fee Related Compensation (247,875) (256,350) (614,294) (691,027) Other Operating Expenses (167,881) (175,568) (471,146) (515,403) Fee Related Earnings $ 1,000,673 $ 1,032,936 $ 2,424,811 $ 2,742,293 Realized Performance Income 391,920 930,659 1,145,774 1,697,429 Realized Performance Income Compensation (289,994) (697,994) (843,011) (1,267,461) Net Realized Performance Income $ 101,926 $ 232,665 $ 302,763 $ 429,968 Realized Investment Income 151,546 4,436 424,845 376,391 Realized Investment Income Compensation (22,732) (665) (63,725) (56,459) Net Realized Investment Income $ 128,814 $ 3,771 $ 361,120 $ 319,932 Total Investing Earnings $ 230,740 $ 236,436 $ 663,883 $ 749,900 Asset Management Segment Earnings $ 1,231,413 $ 1,269,372 $ 3,088,694 $ 3,492,193 Additional Financial Measures and Capital Metrics: FRE per Adjusted Share $ 1.12 $ 1.15 $ 2.71 $ 3.05 Total Asset Management Segment Revenues $ 1,959,895 $ 2,399,949 $ 5,080,870 $ 6,022,543 Assets Under Management $ 624,396,000 $ 723,190,000 $ 624,396,000 $ 723,190,000 Fee Paying Assets Under Management $ 505,703,000 $ 585,045,000 $ 505,703,000 $ 585,045,000 New Capital Raised (AUM) $ 23,893,000 $ 42,614,000 $ 86,931,000 $ 101,140,000 Capital Invested $ 24,094,000 $ 26,100,000 $ 60,931,000 $ 62,775,000 Uncalled Commitments $ 107,592,000 $ 125,776,000 $ 107,592,000 $ 125,776,000 Note: See Appendix for GAAP reconciliations and other important information.

7 • Increased 15% year-over-year driven primarily by the growth in management fees and fee related performance revenues Management Fees and Fee Related Earnings Management Fees Fee Related Earnings Per Adjusted Share • Increased by 16% to $3.9 billion in the LTM • Growth has primarily been driven by an increase in Fee Paying AUM from organic new capital raised ($ in millions) $3.47 $3.99 68% 69% FRE per adjusted share FRE margin 3Q'24 LTM 3Q'25 LTM $2,656 $3,030 $3,461 $3,340 $3,883 2022 2023 2024 3Q'24 LTM 3Q'25 LTM

8 Assets Under Management • AUM of $723 billion, up 16% year-over-year, with $43 billion of organic new capital raised in the quarter and $128 billion in the LTM • K-Series AUM totaled $29 billion across asset classes compared to $14 billion a year prior • Fee Paying AUM of $585 billion, up 16% year-over-year, with $36 billion of organic new capital raised in the quarter and $118 billion in the LTM • Perpetual Capital of $309 billion, up 19% year-over-year driven primarily by the organic growth of Global Atlantic and from inflows into our K-Series vehicles. Perpetual capital represents 43% of AUM and 51% of FPAUM AUM Fee Paying AUM Perpetual Capital ($ in billions) ($ in billions) ($ in billions) $624 $723 3Q'24 3Q'25 $506 $585 3Q'24 3Q'25 $259 $309 3Q'24 3Q'25 Note: Perpetual capital is capital of indefinite duration, which may be reduced or terminated under certain conditions. See Appendix for endnotes about perpetual capital and other important information.

9 Additional Capital Detail • Dry Powder: Uncalled commitments of $126 billion remain diversified across the firm’s investment strategies • AUM Not Yet Paying Fees: At quarter end, there was $64 billion of committed capital with a weighted average management fee rate of approximately 80 bps that becomes payable when the capital is either invested or enters its investment period • Carry Eligible AUM: Of the $356 billion of carried interest eligible AUM, $270 billion is above cost and accruing carry • Performance Fee Eligible AUM: $428 billion, up 15% year-over-year Performance Fee Eligible AUM Uncalled Commitments ($ in billions) ($ in billions) $371 $428 3Q'24 3Q'25 $108 $126 3Q'24 3Q'25 Note: See Appendix for endnotes for additional information relating to uncalled commitments.

10 Gross unrealized performance income totals $9.0 billion as of September 30, 2025 Fund Investment Performance Private Equity Real Assets Infrastructure Portfolio Opportunistic Real Estate Portfolio Credit Alternative Credit Composite Traditional Private Equity Portfolio Leveraged Credit Composite 3Q'25 5% LTM Gross Return 0% 10%2% 9%4% 12%3% 7%2% Note: Traditional private equity does not include core or growth. See Appendix for endnotes explaining composition of the portfolios and composites presented on this page and for other important information. Past performance is no guarantee of future results.

11 • AUM: Increased 4% quarter-over-quarter and 17% year-over-year to $222 billion with organic new capital raised of $5 billion in the quarter and $22 billion YTD • New capital raised in the quarter was primarily driven by K-Series Private Equity and North America Fund XIV • Realizations: Carried Interest drivers in 3Q included realization events across traditional private equity in Asia and the U.S. and onshore K-Series investment performance • Capital Invested: $6 billion in the quarter and $15 billion YTD. In 3Q, deployment was primarily driven by traditional private equity in Asia and the Americas, core private equity in Europe and additional deployment in health care growth • Performance: The traditional private equity portfolio appreciated 10% in the LTM Asset Management Segment − Private Equity ($ in thousands) 3Q'24 3Q'25 3Q'24 YTD 3Q'25 YTD Management Fees $ 346,675 $ 394,380 $ 1,039,810 $ 1,101,266 Transaction and Monitoring Fees, Net 29,306 30,327 61,751 69,661 Fee Related Performance Revenues — — — — Fee Related Revenues $ 375,981 $ 424,707 $ 1,101,561 $ 1,170,927 Realized Performance Income $ 283,626 $ 702,475 $ 876,866 $ 1,392,027 Capital Metrics: Assets Under Management $ 190,150,000 $ 222,189,000 $ 190,150,000 $ 222,189,000 Fee Paying Assets Under Management $ 119,602,000 $ 149,729,000 $ 119,602,000 $ 149,729,000 New Capital Raised (AUM) $ 2,490,000 $ 5,473,000 $ 8,151,000 $ 21,959,000 Capital Invested $ 6,040,000 $ 5,971,000 $ 9,768,000 $ 15,187,000 Uncalled Commitments $ 52,299,000 $ 54,493,000 $ 52,299,000 $ 54,493,000 Note: See Appendix for endnotes about our private equity business line and other important information.

12 Asset Management Segment − Real Assets • AUM: Increased 4% quarter-over-quarter and 14% year-over-year to $186 billion with organic new capital raised of $10 billion in the quarter and $24 billion YTD • New capital raised in the quarter was widespread and included infrastructure flows globally across multiple strategies, including Global Infrastructure V, Asia Infrastructure III and K-Series Infrastructure. Global Atlantic inflows contributed to AUM increases across real estate and infrastructure • Realizations: Carried Interest in 3Q was driven by global and Asia infrastructure • Capital Invested: $9 billion in the quarter and $19 billion YTD. In 3Q, deployment was primarily driven by infrastructure in both the U.S. and Europe, as well as real estate equity in Japan and U.S. real estate credit • Performance: The infrastructure portfolio appreciated 12% and the opportunistic real estate portfolio appreciated 5% in the LTM ($ in thousands) 3Q'24 3Q'25 3Q'24 YTD 3Q'25 YTD Management Fees $ 265,912 $ 350,225 $ 716,084 $ 941,197 Transaction and Monitoring Fees, Net 11,631 20,290 40,756 39,516 Fee Related Performance Revenues 34,387 55,373 51,993 93,196 Fee Related Revenues $ 311,930 $ 425,888 $ 808,833 $ 1,073,909 Realized Performance Income $ 93,354 $ 197,593 $ 218,320 $ 234,364 Capital Metrics: Assets Under Management $ 162,809,000 $ 186,335,000 $ 162,809,000 $ 186,335,000 Fee Paying Assets Under Management $ 136,804,000 $ 155,739,000 $ 136,804,000 $ 155,739,000 New Capital Raised (AUM) $ 10,463,000 $ 10,286,000 $ 34,344,000 $ 23,747,000 Capital Invested $ 7,825,000 $ 9,368,000 $ 21,526,000 $ 19,214,000 Uncalled Commitments $ 35,635,000 $ 38,287,000 $ 35,635,000 $ 38,287,000

13 • AUM: Increased 8% quarter-over-quarter and 16% year-over-year to $315 billion with organic new capital raised of $27 billion in the quarter and $55 billion YTD • New capital raised in the quarter was primarily driven by inflows at Global Atlantic, CLO issuance, fundraising across high grade and opportunistic asset-based finance, as well as K-Series Credit • AUM comprised of: $143 billion of leveraged credit, $84 billion of asset-based finance, $47 billion of direct lending, $8 billion of strategic investments and $33 billion of liquid strategies • Realizations: Performance Income in 3Q was driven by a diverse set of strategies • Capital Invested: $11 billion in the quarter and $28 billion YTD. In 3Q, deployment was most active in high grade asset-based finance and direct lending • Performance: The leveraged credit composite appreciated 7% and the alternative credit composite appreciated 9% in the LTM ($ in thousands) 3Q'24 3Q'25 3Q'24 YTD 3Q'25 YTD Management Fees $ 280,042 $ 318,948 $ 799,369 $ 934,187 Transaction and Monitoring Fees, Net 2,559 1,738 8,113 10,024 Fee Related Performance Revenues 22,268 17,804 60,908 54,995 Fee Related Revenues $ 304,869 $ 338,490 $ 868,390 $ 999,206 Realized Performance Income $ 14,940 $ 30,591 $ 50,588 $ 71,038 Capital Metrics: Assets Under Management $ 271,437,000 $ 314,666,000 $ 271,437,000 $ 314,666,000 Fee Paying Assets Under Management $ 249,297,000 $ 279,577,000 $ 249,297,000 $ 279,577,000 New Capital Raised (AUM) $ 10,940,000 $ 26,855,000 $ 44,436,000 $ 55,434,000 Capital Invested $ 10,229,000 $ 10,761,000 $ 29,637,000 $ 28,374,000 Uncalled Commitments $ 19,658,000 $ 32,996,000 $ 19,658,000 $ 32,996,000 Asset Management Segment − Credit and Liquid Strategies

14 • Transaction Fees: Totaled $276 million in the quarter and $705 million YTD • Approximately 60% of transaction fees were originated in North America in the quarter • Capital markets transaction fees were diversified by source in the quarter: traditional private equity, infrastructure, core private equity and third-party fees generated approximately 30%, 20%, 20% and 20%, respectively • Approximately 80% of transaction fees were debt product focused in the quarter Asset Management Segment − Capital Markets • All financial results exclude Strategic Holdings • Realizations: Realized Investment Income of $4 million in the quarter and $376 million YTD • Balance Sheet Investment Return: Remained flat in the quarter and 3% in the LTM • Embedded Gains: $2.8 billion of embedded unrealized gains on the balance sheet at quarter end Asset Management Segment − Principal Activities ($ in thousands) 3Q'24 3Q'25 3Q'24 YTD 3Q'25 YTD Transaction Fees $ 423,649 $ 275,769 $ 731,467 $ 704,681 ($ in thousands) 3Q'24 3Q'25 3Q'24 YTD 3Q'25 YTD Realized Investment Income $ 151,546 $ 4,436 $ 424,845 $ 376,391

Insurance Segment Detail

16 • Insurance Operating Earnings: Insurance Operating Earnings of $305 million in the quarter benefitted from $41 million primarily related to the impact of Global Atlantic's annual actuarial assumption review, which is included in Net Cost of Insurance. 3Q'24 Insurance Operating Earnings of $239 million included a charge of approximately $20 million primarily related to the annual actuarial assumption review • Net Investment Income: Net Investment Income of $1.8 billion in the quarter primarily reflects growth in the investment portfolio attributable to net inflows and higher average portfolio yields • Net Cost of Insurance: Net Cost of Insurance of $1.3 billion in the quarter primarily reflects business growth and the associated higher funding costs as well as the routine run off of older business that was originated in a lower cost environment • Highlights: • Global Atlantic AUM totals $212 billion, of which $160 billion is Credit AUM. Ivy and other sponsored reinsurance vehicles total $51 billion of the $212 billion • Inflows in the quarter were primarily driven by funding agreement issuances, individual markets annuity sales, institutional flow business and capital raising for the Ivy strategy Insurance Segment ($ in thousands) 3Q'24 3Q'25 3Q'24 YTD 3Q'25 YTD Net Investment Income $ 1,636,300 $ 1,835,025 $ 4,660,765 $ 5,352,893 Net Cost of Insurance (1,166,891) (1,305,073) (3,240,834) (3,823,676) General, Administrative and Other (230,889) (225,299) (655,358) (687,860) Insurance Operating Earnings $ 238,520 $ 304,653 $ 764,573 $ 841,357 Additional Financial Measure: Global Atlantic Book Value $ 8,779,170 $ 10,390,207 $ 8,779,170 $ 10,390,207 Note: See Appendix for endnotes explaining certain terms. 3Q'25 and 3Q'25 YTD Net Investment Income included $9 million ($7 million of insurance operating earnings), and $44 million ($36 million of insurance operating earnings), respectively, of realized gains and losses not related to asset/liability matching investment strategies. 3Q'24 and 3Q'24 YTD Net Investment Income included $7 million ($6 million of insurance operating earnings), and $17 million ($14 million of insurance operating earnings), respectively, of realized gains and losses not related to asset/liability matching investment strategies.

Strategic Holdings Segment Detail

18 • Strategic Holdings Segment Earnings: Driven by dividends from our Core PE businesses and realized gains from the Strategic Holdings portfolio • Highlights: • KKR closed on the previously announced acquisition of Karo Healthcare in the quarter • KKR's share of 2Q'25 LTM Adjusted Revenues is $4.2 billion and 2Q'25 LTM Adjusted EBITDA is $1.0 billion across a scaled and diversified portfolio • Expect Strategic Holdings Operating Earnings to be $350+ million by 2026, $700+ million by 2028 and $1.1+ billion by 2030 as a result of ongoing strong operating and financial performance across the portfolio Strategic Holdings Segment ($ in thousands) 3Q'24 3Q'25 3Q'24 YTD 3Q'25 YTD Dividends, Net $ 6,828 $ 57,663 $ 68,400 $ 118,270 Strategic Holdings Operating Earnings $ 6,828 $ 57,663 $ 68,400 $ 118,270 Net Realized Investment Income $ 87,693 $ 69,861 $ 87,693 $ 69,861 Strategic Holdings Segment Earnings $ 94,521 $ 127,524 $ 156,093 $ 188,131 LTM Adjusted EBITDA by Geography (KKR's Share) LTM Adjusted EBITDA by Industry (KKR's Share) Americas 68% Europe 27% Asia Pacific 5% Business Services 36% Consumer 28% Health Care 17% TMT 13% Infrastructure 6% Note: See Appendix for endnotes for additional information relating to LTM Adjusted Revenues and LTM Adjusted EBITDA. Expectations about Strategic Holdings Operating Earnings over time are forward-looking statements. These are estimated based on various assumptions, and there is no guarantee that our expectations will be realized as presented. See Appendix for further information and important information regarding estimates and assumptions and cautionary factors about forward-looking statements.

Supplemental Information

20 $1,012 $1,198 $1,641 $1,833 $1,225 $1,417 $725 $817 $1,015 $1,091 $765 $841 2022 2023 2024 3Q'25 LTM 3Q'24 YTD 3Q'25 YTD Total Insurance Economics ($ in millions) Total Insurance Economics Management Fees Paid by Insurance Segment(1) Insurance Operating Earnings Global Atlantic-related Capital Markets Fees(1) Ivy and Related Sidecar Fees(1) 100% ownership $139 $161 $191 $212 $187 $212 Note: 2022 and 2023 represent KKR's ownership share in a given year. At 100% ownership, total insurance economics would have been $1,466 million and $1,671 million in 2022 and 2023, respectively. At 100% ownership, Global Atlantic Book Value would have been $6.9 billion and $7.6 billion in 2022 and 2023, respectively. See Appendix for endnotes for additional information about total insurance economics. (1) Figures are net of the FRE compensation expense in each respective year. Global Atlantic AUM ($ in billions) +16% Insurance Operating Earnings in all periods does not reflect mark-to-market appreciation of investments in the Global Atlantic portfolio

21 Duration of Capital Growth in Strategic & Perpetual Capital Assets Under Management Perpetual Capital Long-Dated Strategic Investor Partnerships Perpetual Capital Long-Dated Strategic Investor Partnerships 8+ Year Duration at Inception Other ($ in billions) $328 $375 $259 $309 $69 $66 3Q'24 3Q'25 93% of AUM is perpetual capital or has a duration of at least 8 years at inception 7% 43% 9% 41% 52% of AUM is perpetual capital or long-dated strategic investor partnerships Note: Perpetual capital is capital of indefinite duration, which may be materially reduced or terminated under certain conditions. See Appendix for endnotes and other important information.

22 Assets Under Management Rollforward Nine Months Ended September 30, 2025 ($ in millions) Private Equity Real Assets Credit and Liquid Strategies Total Beginning Balance $ 195,358 $ 165,969 $ 276,245 $ 637,572 New Capital Raised 21,959 23,747 55,434 101,140 Acquisitions 3,214 — — 3,214 Distributions and Other (12,535) (11,382) (24,223) (48,140) Change in Value 14,193 8,001 7,210 29,404 Ending Balance $ 222,189 $ 186,335 $ 314,666 $ 723,190 ($ in millions) Private Equity Real Assets Credit and Liquid Strategies Total Beginning Balance $ 214,576 $ 179,447 $ 291,783 $ 685,806 New Capital Raised 5,473 10,286 26,855 42,614 Acquisitions 3,214 — — 3,214 Distributions and Other (4,641) (5,438) (7,457) (17,536) Change in Value 3,567 2,040 3,485 9,092 Ending Balance $ 222,189 $ 186,335 $ 314,666 $ 723,190 Three Months Ended September 30, 2025 Note: See Appendix for endnotes about acquisitions, distributions, redemptions and other important information.

23 Fee Paying Assets Under Management Rollforward ($ in millions) Private Equity Real Assets Credit and Liquid Strategies Total Beginning Balance $ 141,222 $ 150,497 $ 264,528 $ 556,247 New Capital Raised 6,510 9,110 20,123 35,743 Acquisitions 3,214 — — 3,214 Distributions and Other (1,821) (4,247) (7,863) (13,931) Change in Value 604 379 2,789 3,772 Ending Balance $ 149,729 $ 155,739 $ 279,577 $ 585,045 ($ in millions) Private Equity Real Assets Credit and Liquid Strategies Total Beginning Balance $ 119,598 $ 139,681 $ 252,684 $ 511,963 New Capital Raised 29,788 21,838 45,240 96,866 Acquisitions 3,214 — — 3,214 Distributions and Other (5,157) (9,080) (24,473) (38,710) Change in Value 2,286 3,300 6,126 11,712 Ending Balance $ 149,729 $ 155,739 $ 279,577 $ 585,045 Nine Months Ended September 30, 2025 Three Months Ended September 30, 2025 Note: See Appendix for endnotes about acquisitions, distributions, redemptions and other important information.

24 Investment Vehicle Summary - Asset Management ($ in thousands) 4Q'21 4Q'22 FY'21 FY'22 Net Investment Income $ 1,352,187 $ 1,230,677 $ 3,329,570 $ 4,112,244 Net Cost of Insurance (490,115) (751,332) (1,566,681) (2,415,996) General, Administrative and Other (162,085) (164,923) (500,410) (637,718) Pre-tax Insurance Operating Earnings 699,987 314,422 1,262,479 1,058,530 Income Taxes (135,947) (45,817) (199,095) (171,744) Net Income Attributable to Noncontrolling Interests (217,263) (103,464) (410,833) (341,582) Insurance Segment Operating Earnings $ 346,777 $ 165,141 $ 652,551 $ 545,204 Additional Financial Measures: Global Atlantic Book Value $ 3,372,498 $ 3,929,710 $ 3,372,498 $ 3,929,710 ($ in millions) Investment Period Amount Start Date End Date Commitment Uncalled Commitments Invested Realized Remaining Cost Remaining Fair Value PRIVATE EQUITY BUSINESS LINE North America Fund XIV 4/2025 4/2031 $ 17,466 $ 17,466 $ — $ — $ — $ — North America Fund XIII 8/2021 4/2025 18,400 3,167 15,536 327 15,123 20,707 Americas Fund XII 5/2017 5/2021 13,500 1,381 12,751 14,776 9,138 19,038 North America Fund XI 11/2012 1/2017 8,718 48 10,203 23,541 1,861 3,098 2006 Fund(1) 9/2006 9/2012 17,642 — 17,309 37,423 — — Millennium Fund(1) 12/2002 12/2008 6,000 — 6,000 14,129 — — Ascendant Fund 6/2022 6/2028 4,328 2,673 1,655 — 1,655 1,784 European Fund VI 6/2022 6/2028 7,536 3,050 4,486 — 4,486 4,666 European Fund V 7/2019 2/2022 6,382 534 5,970 2,909 4,528 6,768 European Fund IV 2/2015 3/2019 3,513 17 3,648 5,726 1,621 2,412 European Fund III(1) 3/2008 3/2014 5,506 — 5,360 10,647 — — European Fund II(1) 11/2005 10/2008 5,751 — 5,751 8,533 — — Asian Fund IV 7/2020 7/2026 14,735 6,360 9,549 3,948 8,683 13,329 Asian Fund III 8/2017 7/2020 9,000 1,262 8,268 9,317 5,602 10,500 Asian Fund II 10/2013 3/2017 5,825 — 7,499 6,706 1,283 774 Asian Fund(1) 7/2007 4/2013 3,983 — 3,974 8,728 — — Next Generation Technology Growth Fund III 11/2022 11/2028 2,740 1,079 1,661 — 1,661 1,845 Next Generation Technology Growth Fund II 12/2019 5/2022 2,088 55 2,269 1,846 1,610 2,513 Next Generation Technology Growth Fund 3/2016 12/2019 659 3 671 1,314 241 802 Health Care Strategic Growth Fund II 5/2021 5/2027 3,789 1,658 2,131 — 2,131 2,742 Health Care Strategic Growth Fund 12/2016 4/2021 1,331 65 1,396 554 1,065 2,053 Global Impact Fund II 6/2022 6/2028 2,715 1,526 1,189 — 1,189 1,182 Global Impact Fund 2/2019 3/2022 1,242 214 1,211 638 950 1,540 Co-Investment Vehicles and Other Various Various 38,124 3,422 35,452 16,134 26,574 32,772 Core Investors II 8/2022 8/2027 11,814 7,978 3,838 108 3,838 4,565 Core Investors I 2/2018 8/2022 8,500 23 9,924 1,658 8,443 17,350 Other Core Vehicles Various Various 7,436 1,178 6,335 2,078 5,722 9,130 Unallocated Commitments(2) N/A N/A 1,281 1,281 — — — — Total Private Equity $ 230,004 $ 54,440 $ 184,036 $ 171,040 $ 107,404 $ 159,570 Note: Past performance is no guarantee of future results. See Appendix for endnotes about investment period start and end dates. (1) The “Invested" and “Realized” columns do not include the amounts of any realized investments that restored the unused capital commitments of the fund investors, if any. (2) Represents unallocated commitments from certain of our strategic investor partnerships.

25 Note: Past performance is no guarantee of future results. See Appendix for endnotes about investment period start and end dates. (1) Starts upon the date of the close of the first investment. (2) Six years after the start date for the investment period. (3) Open ended fund. (4) Includes an Asia-focused vehicle with different fund terms. (5) Represents unallocated commitments from certain of our strategic investor partnerships. Investment Vehicle Summary - Asset Management (cont’d) ($ in millions) Investment Period Amount Start Date End Date Commitment Uncalled Commitments Invested Realized Remaining Cost Remaining Fair Value REAL ASSETS BUSINESS LINE Global Infrastructure Investors V 7/2024 7/2030 $ 15,044 $ 15,044 $ — $ — $ — $ — Global Infrastructure Investors IV 8/2021 6/2024 16,612 2,672 14,310 1,546 13,667 18,041 Global Infrastructure Investors III 7/2018 6/2021 7,174 861 6,677 5,552 3,459 5,192 Global Infrastructure Investors II 12/2014 6/2018 3,040 133 3,167 5,723 560 985 Global Infrastructure Investors 9/2010 10/2014 1,040 — 1,050 2,228 — — Asia Pacific Infrastructure Investors III (1) (2) 3,003 3,003 — — — — Asia Pacific Infrastructure Investors II 9/2022 9/2028 6,348 3,152 3,434 261 3,202 4,305 Asia Pacific Infrastructure Investors 1/2020 9/2022 3,792 594 3,561 2,239 2,231 2,982 Diversified Core Infrastructure Fund 12/2020 (3) 12,773 1,253 11,768 1,393 11,689 12,874 Global Climate Transition Fund(4) 7/2024 7/2030 2,945 2,945 — — — — Real Estate Partners Americas IV 11/2024 11/2028 2,136 2,136 — — — — Real Estate Partners Americas III 1/2021 9/2024 4,253 551 3,932 343 3,685 4,151 Real Estate Partners Americas II 5/2017 12/2020 1,921 132 1,973 2,816 350 280 Real Estate Partners Americas 5/2013 5/2017 1,229 15 1,024 1,444 — — Real Estate Partners Europe II 3/2020 12/2023 2,067 275 1,996 489 1,677 1,692 Real Estate Partners Europe 8/2015 12/2019 710 97 692 802 177 154 Asia Real Estate Partners 7/2019 7/2023 1,682 359 1,369 470 1,010 1,096 Property Partners Americas 12/2019 (3) 2,571 46 2,525 159 2,525 2,279 Real Estate Credit Opportunity Partners II 8/2019 6/2023 950 — 976 417 895 905 Real Estate Credit Opportunity Partners 2/2017 4/2019 1,130 122 1,008 655 1,008 1,004 Energy Related Vehicles Various Various 4,357 62 4,169 2,211 1,030 1,471 Co-Investment Vehicles & Other Various Various 16,609 2,283 14,394 3,745 12,518 13,580 Unallocated Commitments(5) N/A N/A 1,360 1,360 — — — — Total Real Assets $ 112,746 $ 37,095 $ 78,025 $ 32,493 $ 59,683 $ 70,991

26 Investment Vehicle Summary - Asset Management (cont’d) ($ in millions) Uncalled Commitments Remaining Fair Value Total Carried Interest Eligible $ 109,325 $ 247,111 $ 356,436 Incentive Fee Eligible — 71,347 71,347 Total Performance Fee Eligible 109,325 318,458 427,783 Private Equity and Real Assets 1,245 68,667 69,912 Credit and Liquid Strategies 15,206 210,289 225,495 Total Assets Under Management $ 125,776 $ 597,414 $ 723,190 ($ in millions) Investment Period Amount Start Date End Date Commitment Uncalled Commitments Invested Realized Remaining Cost Remaining Fair Value CREDIT AND LIQUID STRATEGIES BUSINESS LINE(1) Opportunities Fund II 11/2021 1/2026 $ 2,412 $ 1,007 $ 1,405 $ 88 $ 1,405 $ 1,779 Dislocation Opportunities Fund 8/2019 11/2021 2,967 298 2,670 1,916 1,421 1,497 Special Situations Fund II 2/2015 3/2019 3,525 284 3,241 2,651 615 659 Special Situations Fund 1/2013 1/2016 2,274 1 2,273 1,899 94 136 Mezzanine Partners 7/2010 3/2015 1,023 33 990 1,166 184 3 Asset-Based Finance Partners II 3/2024 3/2028 5,571 4,921 650 — 650 687 Asset-Based Finance Partners 10/2020 7/2025 2,059 532 1,527 345 1,527 1,689 Private Credit Opportunities Partners II 12/2015 12/2020 2,245 250 1,995 1,011 1,250 1,177 Lending Partners IV 3/2022 9/2026 1,150 288 862 162 862 889 Lending Partners III 4/2017 11/2021 1,498 540 958 1,231 415 366 Lending Partners II 6/2014 6/2017 1,336 157 1,179 1,261 71 17 Lending Partners 12/2011 12/2014 460 40 420 458 23 8 Lending Partners Europe II 5/2019 9/2023 837 173 664 717 233 272 Lending Partners Europe 3/2015 3/2019 848 184 662 595 97 84 Asia Credit Opportunities 1/2021 5/2025 1,084 296 788 183 699 874 Other Alternative Credit Vehicles Various Various 18,508 8,786 9,978 7,103 4,990 6,413 Total Credit and Liquid Strategies $ 47,797 $ 17,790 $ 30,262 $ 20,786 $ 14,536 $ 16,550 Total Eligible To Receive Carried Interest $ 390,547 $ 109,325 $ 292,323 $ 224,319 $ 181,623 $ 247,111 Note: Past performance is no guarantee of future results. See Appendix for endnotes about investment period start and end dates. (1) The “Commitment” and “Uncalled Commitments” columns include income that is eligible to be reinvested if permitted under the terms of the investment vehicle agreements.

27 Note: See Appendix for GAAP reconciliations, endnotes about investments and other important information. (1) Only includes debt issued or guaranteed by KKR & Co. Inc. of $9,265 million and debt issued by KKR Financial Holdings LLC of $388 million. Does not include Global Atlantic or other debt. (2) Net unrealized performance income would be $2.3 billion assuming a 75% compensation accrual (using the mid-point of the guided range) on gross unrealized performance income. (3) Cash and short-term investments excludes Global Atlantic. Strong Financial Profile ($ in millions) 3Q'25 Cash and Short-term Investments(3) $ 7,578 Investments - Asset Management Segment 8,949 Cash and Investments $ 16,527 Outstanding Debt (at par)(1) 9,653 Net Cash and Investments $ 6,874 Asset Management Investment Holdings by Asset Class (Fair Value) Traditional Private Equity 37% Growth Equity 10% Real Estate 14% Energy 6% Infrastructure 5% Leveraged Credit 12% Alternative Credit 7% Other 9% • Embedded Gains (Unrealized) in Asset Management total $2.8 billion • Gross Unrealized Performance Income totals $9.0 billion(2) Key Asset Management Highlights - Third Quarter 2025 • KKR & Co. Inc. is 'A' rated by both S&P and Fitch • Average maturity of debt is approximately 16 years with an after-tax weighted average fixed coupon of 3%(1) • Debt capacity includes a $2.75 billion undrawn revolving credit facility Net Cash and Investments

28 Dividends & Other Corporate Information Dividends The declaration and payment of any future dividends on common stock or preferred stock will be subject to the discretion of the Board of Directors of KKR & Co. Inc. based on a number of factors, including KKR’s future financial performance and other considerations that the Board deems relevant, the terms of KKR & Co. Inc.'s certificate of incorporation and applicable law. There can be no assurance that future dividends will be made as intended or at all or that any particular dividend policy for common stock or preferred stock will be maintained. Common Stock A dividend of $0.185 per share of common stock of KKR & Co. Inc. has been declared for the third quarter of 2025, which will be paid on December 2, 2025 to holders of record of common stock as of the close of business on November 17, 2025. Mandatory Preferred Convertible Stock A dividend of $0.78125 per share of Series D Mandatory Convertible Preferred Stock has been declared and set aside for payment on December 1, 2025 to holders of record of Series D Mandatory Convertible Preferred Stock as of the close of business on November 15, 2025. Other Corporate Information In the third quarter, KKR & Co. Inc. issued $900 million of 5.100% senior notes due 2035 and repaid $500 million of 5.500% KFN senior notes. In October, an additional $198 million of outstanding KFN debt was repaid.

29 (1) KKR & Co. Inc.'s initial repurchase authorization was announced on October 27, 2015. Information is through October 31, 2025. (2) Refers to the retirement of equity awards issued pursuant to KKR & Co. Inc.’s equity incentive plans. (3) Includes certain securities exchangeable into shares of common stock of KKR & Co. Inc. (4) Excludes the potential dilutive impact of: (i) any conversion of the Series D Mandatory Convertible Preferred Stock (expected no later than March 1, 2028) and (ii) unvested shares of common stock and exchangeable securities. Stock Summary From December 31, 2024 through October 31, 2025, KKR used a total of $129 million under the share repurchase plan to retire equity awards and repurchase shares representing 1.1 million shares in aggregate. During this period, retirements and share repurchases were made at an average cost of $116.99 per share. Common Stock Repurchase Activity (Amounts in millions, except per share amounts) Inception to Date(1) Open Market Share Repurchases 67.4 Reduction of Shares for Retired Equity Awards(2) 26.8 Total Repurchased Shares and Retired Equity Awards 94.2 Total Capital Used $2,765 Average Price Paid Per Share $29.36 Remaining Availability under Share Repurchase Plan $440 Adjusted Shares 4Q'24 3Q'25 Common Stock Outstanding 888,232,174 890,970,061 Exchangeable Securities(3) 7,557,791 9,554,374 Adjusted Shares(4) 895,789,965 900,524,435

Appendix

31 GAAP Condensed Consolidated Income Statement (Unaudited) ($ in thousands) 3Q'24 3Q'25 3Q'24 YTD 3Q'25 YTD Revenues Asset Management and Strategic Holdings Fees and Other $ 1,105,666 $ 1,105,238 $ 2,621,516 $ 2,916,482 Capital Allocation-Based Income (Loss) 1,163,424 638,764 3,164,491 2,708,601 2,269,090 1,744,002 5,786,007 5,625,083 Insurance Net Premiums 621,218 1,059,610 7,593,534 2,113,216 Policy Fees 375,371 339,735 1,038,218 1,013,182 Net Investment Income 1,701,826 1,969,779 4,802,226 5,616,405 Net Investment-Related Gains (Losses) (235,971) 351,800 (780,077) (845,386) Other Income 60,162 61,049 180,436 202,501 2,522,606 3,781,973 12,834,337 8,099,918 Total Revenues $ 4,791,696 $ 5,525,975 $ 18,620,344 $ 13,725,001 Expenses Asset Management and Strategic Holdings Compensation and Benefits $ 1,374,840 $ 954,983 $ 3,586,453 $ 3,365,683 Occupancy and Related Charges 35,837 30,597 82,683 99,702 General, Administrative and Other 367,666 414,891 950,136 1,039,220 1,778,343 1,400,471 4,619,272 4,504,605 Insurance Net Policy Benefits and Claims 2,421,695 3,075,361 11,881,924 7,575,360 Amortization of Policy Acquisition Costs 49,360 86,962 78,416 265,733 Interest Expense 78,508 72,064 198,825 212,465 Insurance Expenses 211,148 185,787 655,338 449,900 General, Administrative and Other 206,951 203,626 571,503 593,607 2,967,662 3,623,800 13,386,006 9,097,065 Total Expenses $ 4,746,005 $ 5,024,271 $ 18,005,278 $ 13,601,670 Investment Income (Loss) - Asset Management and Strategic Holdings Net Gains (Losses) from Investment Activities 1,314,626 1,197,827 2,345,455 3,032,152 Dividend Income 151,260 416,233 867,666 1,026,266 Interest Income 854,927 806,711 2,648,890 2,402,451 Interest Expense (721,940) (722,914) (2,259,257) (2,084,804) Total Investment Income (Loss) $ 1,598,873 $ 1,697,857 $ 3,602,754 $ 4,376,065 Income Tax Expense (Benefit) 209,896 359,739 696,066 620,612 Redeemable Noncontrolling Interests (4,798) 34,058 57,546 110,727 Noncontrolling Interests 838,916 905,407 1,513,518 2,543,501 Preferred Stock Dividends — 40,430 — 78,166 Net Income (Loss) - KKR Common Stockholders $ 600,550 $ 859,927 $ 1,950,690 $ 1,146,390

32 Reconciliation of GAAP to Non-GAAP Shares (Unaudited) 3Q'24 3Q'25 3Q'24 YTD 3Q'25 YTD Weighted Average GAAP Shares of Common Stock Outstanding - Basic 887,444,991 890,961,714 886,618,138 889,984,777 Adjustments: Weighted Average Exchangeable Securities 7,000,723 9,563,161 6,584,764 9,042,584 Weighted Average Adjusted Shares(1) 894,445,714 900,524,875 893,202,902 899,027,361 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 GAAP Shares of Common Stock Outstanding 887,448,993 888,232,174 888,250,332 890,938,778 890,970,061 Adjustments: Exchangeable Securities 6,996,738 7,557,791 8,208,839 9,573,175 9,554,374 Adjusted Shares(1) 894,445,731 895,789,965 896,459,171 900,511,953 900,524,435 Unvested Shares of Common Stock and Exchangeable Securities(2) 65,022,724 75,639,529 74,220,514 68,846,206 69,164,275 (1) Excludes the potential dilutive impact of: (i) any conversion of the Series D Mandatory Convertible Preferred Stock (expected no later than March 1, 2028) and (ii) unvested shares of common stock and exchangeable securities. (2) Excludes the potential dilutive impact of any conversion of the Series D Mandatory Convertible Preferred Stock. As of September 30, 2025, this represents 18.2 million shares that is expected to convert no later than March 1, 2028.

33 Reconciliation of GAAP to Non-GAAP Measures (Unaudited) ($ in thousands) 3Q'24 3Q'25 3Q'24 YTD 3Q'25 YTD 3Q'24 LTM 3Q'25 LTM Net Income (Loss) - KKR Common Stockholders $ 600,550 $ 859,927 $ 1,950,690 $ 1,146,390 $ 2,991,119 $ 2,271,945 Preferred Stock Dividends — 40,430 — 78,166 — 78,166 Net Income (Loss) Attributable to Noncontrolling Interests 834,118 939,465 1,571,064 2,654,228 2,119,995 2,912,956 Income Tax Expense (Benefit) 209,896 359,739 696,066 620,612 982,677 878,942 Income (Loss) Before Tax (GAAP) $ 1,644,564 $ 2,199,561 $ 4,217,820 $ 4,499,396 $ 6,093,791 $ 6,142,009 Impact of Consolidation and Other (830,426) (928,301) (1,173,720) (2,825,266) (1,689,841) (2,920,333) Preferred Stock Dividends — (40,430) — (78,166) — (78,166) Income Taxes on Adjusted Earnings (294,850) (325,158) (749,460) (862,875) (963,603) (1,102,212) Asset Management Adjustments: Unrealized (Gains) Losses 89,805 (76,839) (385,448) 560,252 (668,011) 271,910 Unrealized Carried Interest (850,638) 235,801 (1,987,597) (1,001,818) (2,389,454) (957,421) Unrealized Carried Interest Compensation 644,881 (188,642) 1,555,336 801,297 1,757,986 751,519 Transaction-related and Non-operating Items 90,716 47,409 153,699 68,725 163,467 37,035 Equity-based Compensation 66,549 63,287 206,861 205,314 286,659 277,871 Equity-based Compensation - Performance based 83,026 88,437 246,644 259,548 314,854 345,130 Amortization of Acquired Intangibles — 715 — 715 — 715 Strategic Holdings Adjustments: Unrealized (Gains) Losses (226,319) (57,019) (644,285) (442,731) (827,103) (756,864) Insurance Adjustments(1): (Gains) Losses from Investments(1) 692,422 166,098 1,251,953 1,815,122 1,392,649 2,028,517 Non-operating Changes in Policy Liabilities and Derivatives(1) 12,589 34,377 192,917 261,466 300,256 365,466 Transaction-related and Non-operating Items(1) 19,679 21,120 19,679 23,314 23,827 24,250 Equity-based and Other Compensation(1) 35,093 28,487 99,482 72,550 94,092 107,867 Amortization of Acquired Intangibles(1) 4,412 4,699 13,236 14,097 16,030 18,796 Adjusted Net Income $ 1,181,503 $ 1,273,602 $ 3,017,117 $ 3,370,940 $ 3,905,599 $ 4,556,089 Interest Expense, Net 80,709 56,692 230,617 184,221 303,979 255,985 Preferred Stock Dividends — 40,430 — 91,643 — 91,643 Net Income Attributable to Noncontrolling Interests 7,392 5,667 12,166 12,002 20,653 15,896 Income Taxes on Adjusted Earnings 294,850 325,158 749,460 862,875 963,603 1,102,212 Total Segment Earnings $ 1,564,454 $ 1,701,549 $ 4,009,360 $ 4,521,681 $ 5,193,834 $ 6,021,825 Net Realized Performance Income (101,926) (232,665) (302,763) (429,968) (472,624) (735,993) Net Realized Investment Income (216,507) (73,632) (448,813) (389,793) (542,247) (483,143) Total Operating Earnings $ 1,246,021 $ 1,395,252 $ 3,257,784 $ 3,701,920 $ 4,178,963 $ 4,802,689 Strategic Holdings Operating Earnings (6,828) (57,663) (68,400) (118,270) (82,931) (126,081) Insurance Operating Earnings (238,520) (304,653) (764,573) (841,357) (995,847) (1,091,330) Fee Related Earnings $ 1,000,673 $ 1,032,936 $ 2,424,811 $ 2,742,293 $ 3,100,185 $ 3,585,278 Note: See Appendix for endnotes regarding important additional information relating to Transaction-related and Non-operating Items. (1) Amounts represent the portion allocable to KKR.

34 ($ in thousands) 3Q'24 3Q'25 3Q'24 YTD 3Q'25 YTD Total Operating Earnings $ 1,246,021 $ 1,395,252 $ 3,257,784 $ 3,701,920 Total Investing Earnings 318,433 306,297 751,576 819,761 Depreciation and Amortization 13,013 19,589 38,065 47,033 Adjusted EBITDA $ 1,577,467 $ 1,721,138 $ 4,047,425 $ 4,568,714 Depreciation and Amortization (13,013) (19,589) (38,065) (47,033) Total Investing Earnings (318,433) (306,297) (751,576) (819,761) Strategic Holdings Operating Earnings (6,828) (57,663) (68,400) (118,270) Fee Related Earnings (1,000,673) (1,032,936) (2,424,811) (2,742,293) Insurance Operating Earnings $ 238,520 $ 304,653 $ 764,573 $ 841,357 Management Fees, Net Paid by Insurance Segment 119,580 140,465 317,210 408,703 Ivy and Related Sidecar Fees, Net 34,074 43,062 101,065 122,909 Global Atlantic-related Capital Markets Fees, Net 32,596 24,445 41,762 43,824 Total Insurance Economics $ 424,770 $ 512,625 $ 1,224,610 $ 1,416,793 Reconciliation of GAAP to Non-GAAP Measures (Unaudited) ($ in thousands) 3Q'24 3Q'25 3Q'24 YTD 3Q'25 YTD Total GAAP Revenues $ 4,791,696 $ 5,525,975 $ 18,620,344 $ 13,725,001 Insurance GAAP Revenues (2,522,606) (3,781,973) (12,834,337) (8,099,918) Impact of Consolidation and Other 260,009 288,484 703,128 759,736 Capital Allocation-Based Income (Loss) (GAAP) (1,163,424) (638,764) (3,164,491) (2,708,601) Realized Carried Interest - Asset Management Segment 336,016 883,458 1,044,843 1,616,480 Realized Investment Income - Asset Management Segment 151,546 4,436 424,845 376,391 Insurance Segment Fees 144,946 170,260 384,497 495,398 Strategic Holdings Segment Fees 23,642 22,188 39,309 39,465 Capstone Fees (29,141) (27,327) (69,218) (72,919) Expense Reimbursements (32,789) (46,788) (68,050) (108,490) Total Asset Management Segment Revenues $ 1,959,895 $ 2,399,949 $ 5,080,870 $ 6,022,543

35 Reconciliation of GAAP to Non-GAAP Measures (Unaudited) ($ in thousands) 3Q'25 KKR & Co. Inc. Stockholders' Equity - Common Stock - GAAP $ 27,205,798 Asset Management and Strategic Holdings Net Assets and Other(1) (20,987,576) Accumulated Other Comprehensive (Income) Loss and Other (Insurance)(2) 4,242,357 Accumulated Unrealized (Gains) Losses on Loans carried at Fair Value (Insurance)(2) (70,372) Global Atlantic Book Value $ 10,390,207 ($ in thousands) 3Q'25 Cash and Cash Equivalents - Asset Management and Strategic Holdings - GAAP $ 13,561,041 Impact of Consolidation and Other(3) (6,215,911) Short-term Investments 232,494 Cash and Short-term Investments $ 7,577,624 ($ in thousands) 3Q'25 Investments - Asset Management and Strategic Holdings - GAAP $ 118,617,813 Impact of Consolidation and Other(3) (109,436,030) Short-term Investments (232,494) Investments - Asset Management Segment $ 8,949,289 ($ in thousands) 3Q'25 Debt Obligations - Asset Management and Strategic Holdings - GAAP $ 49,232,778 Impact of Consolidation and Other(3) (39,684,983) Unamortized Discount/Premium and Deferred Financing Costs 104,728 Outstanding Debt (at par) $ 9,652,523 (1) This adjustment represents the net assets allocated to the Asset Management and Strategic Holdings segments. (2) To calculate Global Atlantic book value and to make it more comparable with the corresponding metric presented by other publicly traded companies in Global Atlantic’s industry, Global Atlantic book value excludes (i) accumulated unrealized (gains) losses on loans carried at fair value, (ii) accumulated other comprehensive income, and (iii) accumulated change in fair value of reinsurance balances and related assets, net of income tax. (3) The purpose of these adjustments is to present these non-GAAP measures without giving effect to the consolidation of the investment vehicles and collateralized financing entities that KKR manages. We believe that providing these non-GAAP measures on a supplemental basis to our GAAP results is helpful to equity holders in assessing the overall financial condition of KKR.

36 • The leveraged credit composite refers to the composite of certain investment portfolios made in KKR’s collateralized loan obligations and U.S. and European leveraged credit strategies including leveraged loans and high-yield bonds. • The alternative credit composite refers to the composite of certain investment portfolios made in KKR's private credit strategy, including direct lending (including our business development companies), asset-based finance and junior capital, and in the Strategic Investments Group ("SIG") strategy. Funds and separately managed accounts in liquidation or discontinued strategies are excluded. • For a list of our carry paying funds, see the Investment Vehicle Summary on pages 24 to 26. See also “Important Information – Other Legal Disclosures” regarding past performance and investment returns. Note to Page 11 – Asset Management Segment – Private Equity • Except as otherwise noted, amounts referencing the private equity business line, such as AUM, include amounts related to core private equity, including KKR's participation through the Strategic Holdings segment. Notes to Page 16 – Insurance Segment • Net investment income represents income earned on invested assets, net of investment-related expenses, including investment management fees paid to KKR. • Net cost of insurance represents the net cost of funding institutional and individual products – interest credited or incurred, benefits incurred, the associated insurance expenses, net of any premiums, fees and other income earned. Notes to Page 18 – Strategic Holdings Segment • The adjusted revenue and adjusted EBITDA information represents the measures management currently uses to monitor the operating performance of the businesses. • The Capital Invested for Strategic Holdings segment is included in Private Equity Capital Invested within the Asset Management segment and relates to Core Private Equity. • LTM Adjusted EBITDA is shown based on the geographic location of the businesses' headquarters. • LTM Adjusted Revenue and EBITDA represents KKR’s look-through ownership percentage for each of these companies in the aggregate as a result of the firm's investments in these companies through its participation in our core private equity strategy multiplied by the revenue and EBITDA of each portfolio company, respectively. Non-U.S. dollar businesses have been converted at the period-ending foreign exchange rate. • A reconciliation of the forecasts for certain non-GAAP measures, including Strategic Holdings Operating Earnings to their corresponding GAAP measures has not been provided due to the unreasonable efforts it would take to provide such a reconciliation. Notes to All Pages • All figures in this presentation are as of September 30, 2025, unless otherwise specifically indicated. • References to LTM means last twelve months. Note to Page 3 – Third Quarter 2025 Segment Earnings • The amount of tax benefit from equity-based compensation for 3Q'25 and 3Q'24 was $32.2 million and $35.3 million, respectively, and for 3Q'25 YTD and 3Q'24 YTD was $92.2 million and $90.9 million, respectively. Its inclusion in Adjusted Net Income had the effect of increasing this metric for 3Q'25 and 3Q'24 both by 3%, and for 3Q'25 YTD and 3Q'24 YTD both by 3%, respectively. Note to Page 8 – Assets Under Management • Perpetual capital refers to a component of AUM that has an indefinite term and for which there is no predetermined requirement to return invested capital to investors upon the realization of investments. Perpetual capital includes the AUM of our registered funds, certain unregistered vehicles, listed companies, and insurance companies, and it excludes our traditional private equity funds, similarly structured investment funds, collateralized loan obligations, hedge fund partnerships and certain other investment vehicles. Investors should not view this component of our AUM as being permanent without exception, because it can be subject to material reductions and even termination. Perpetual capital is subject to material reductions from changes in valuation and withdrawals by or payments to investors, clients and policyholders (including through elections by investors to redeem their fund investments, periodic dividends, and payment obligations under insurance policies and reinsurance agreements) as well as termination by a client of, or failure to renew, its investment management agreement with KKR. Note to Page 9 – Additional Capital Detail • KKR’s portion of Uncalled Commitments to its investment funds and other vehicles includes $10.4 billion across Private Equity, Real Assets and Credit and Liquid Strategies business lines. Notes to Page 10 – Fund Investment Performance • Traditional private equity portfolio refers to the portfolio of investments held by all of KKR’s private equity flagship funds. This portfolio does not include investments from KKR’s growth equity or core private equity funds. • Opportunistic real estate portfolio refers to the portfolio of investments held by KKR’s flagship opportunistic real estate equity funds. This portfolio does not include investments from KKR's core plus real estate funds or real estate credit funds. • Infrastructure portfolio refers to the portfolio of investments held by KKR’s flagship core plus infrastructure funds. This portfolio does not include investments from KKR’s core infrastructure fund, KKR Diversified Core Infrastructure or the Global Climate fund. Important Information − Endnotes

37 Notes to Page 20 – Total Insurance Economics • Total insurance economics is an alternative performance measure of KKR's insurance business, derived from a portion of KKR's reported segment results. We believe this measure may be helpful for our shareholders to understand the total contribution of our insurance business to KKR, including those economics that inure to our asset management business. It is comprised of (i) Insurance Operating Earnings and (ii) Asset Management Fees, Net of Compensation, Related to the Insurance Business that are earned by our Asset Management Segment. Management Fees Paid by the Insurance Segment are fees paid by the Insurance segment to the Asset Management segment for the investment management of Global Atlantic’s AUM. Ivy and Related Sidecar Fees are fees paid by third parties to KKR for the investment management of the assets in the Ivy and other reinsurance vehicles. Global Atlantic-Related Capital Markets Fees represent total capital markets transaction fees earned by KKR in transactions that Global Atlantic either anchored or facilitated. Notes to Page 21 – Duration of Capital • Please see endnote for page 8 for information about the term "perpetual capital." • "Other" in the chart primarily includes (i) hedge fund partnerships and (ii) certain leveraged credit funds and separately managed accounts. Notes to Page 22 – Assets Under Management Rollforward • Acquisitions reflects the AUM of HealthCare Royalty Partners at closing of $3,214 million, which is additive to growth equity within Private Equity. • For the three months ended September 30, 2025, Distributions and Other includes $53 million of redemptions by fund investors in Private Equity, $91 million of redemptions by fund investors in Real Assets, and $1,742 million of redemptions by fund investors in Credit and Liquid Strategies. • For the nine months ended September 30, 2025, Distributions and Other includes $68 million of redemptions by fund investors in Private Equity, $220 million of redemptions by fund investors in Real Assets, and $4,809 million of redemptions by fund investors in Credit and Liquid Strategies. Notes to Page 23 – Fee Paying Assets Under Management Rollforward • Acquisitions reflects the FPAUM of HealthCare Royalty Partners at closing of $3,214 million, which is additive to growth equity within Private Equity. • For the three months ended September 30, 2025, Distributions and Other includes $53 million of redemptions by fund investors in Private Equity, $91 million of redemptions by fund investors in Real Assets, and $1,742 million of redemptions by fund investors in Credit and Liquid Strategies. Important Information − Endnotes (cont’d) • For the nine months ended September 30, 2025, Distributions and Other includes net changes in fee base of certain Private Equity funds of $1,281 million, $68 million of redemptions by fund investors in Private Equity, $220 million of redemptions by fund investors in Real Assets, and $4,809 million of redemptions by fund investors in Credit and Liquid Strategies. Notes to Pages 24 to 26 – Investment Vehicle Summary • The start date represents the start of the fund's investment period as defined in the fund's governing documents and may or may not be the same as the date upon which management fees begin to accrue. • The end date represents the end of the fund's investment period as defined in the fund's governing documents and is generally not the date upon which management fees cease to accrue. For funds that initially charge management fees on the basis of committed capital, the end date is generally the date on or after which the management fees begin to be calculated instead on the basis of invested capital and may, for certain funds, begin to be calculated using a lower rate. • This table includes investment vehicles which are not investment funds. The terms investments and investment vehicles are terms used solely for purposes of financial presentation. Notes to Page 27 – Strong Financial Profile • The Investment amounts do not include KKR's ownership of the Global Atlantic insurance companies through KKR's Insurance segment or KKR's participation in the core private equity strategy through KKR's Strategic Holdings segment. • The term “investments” has been presented solely for purposes of demonstrating the financial performance of certain assets contained on KKR’s balance sheet, including majority ownership of subsidiaries that operate KKR’s asset management, insurance businesses, broker-dealer and other businesses, including the general partner interests of KKR’s investment funds. • Traditional private equity includes KKR's traditional private equity funds, co-investments alongside such KKR sponsored private equity funds, and other opportunistic investments. Equity investments in other asset classes, such as growth equity, real estate, infrastructure, energy, leveraged credit and alternative credit appear in these other asset classes. Notes to Page 33 – Reconciliation of GAAP to Non-GAAP Measures • For the three months ended September 30, 2025, Transaction-related and Non- operating items includes (i) $44 million related to transaction-related costs and other corporate actions, and (ii) $24 million of costs associated with certain integration, restructuring, and other non-operating expenses across our Asset Management and Insurance businesses.

38 Important Information − Non-GAAP and Other Measures from ANI, because (i) KKR believes that the cost of equity awards granted to employees does not contribute to the earnings potentially available for distributions to its equity holders or reinvestment into its business and (ii) excluding this expense makes KKR’s reporting metric more comparable to the corresponding metric presented by other publicly traded companies in KKR’s industry, which KKR believes enhances an investor’s ability to compare KKR’s performance to these other companies. Income Taxes on Adjusted Earnings includes the benefit of tax deductions arising from equity-based compensation, which reduces Income Taxes on Adjusted Earnings during the period. If tax deductions from equity-based compensation were to be excluded from Income Taxes on Adjusted Earnings, KKR’s ANI would be lower and KKR’s effective tax rate would appear to be higher, even though a lower amount of income taxes would have actually been paid or payable during the period. KKR separately discloses the amount of tax deduction from equity-based compensation for the period reported and the effect of its inclusion in ANI for the period. KKR makes these adjustments when calculating ANI in order to more accurately reflect the net realized earnings that are expected to be or become available for distribution to KKR’s equity holders or reinvestment into KKR’s business. However, ANI does not represent and is not used to calculate actual dividends under KKR’s dividend policy, which is a fixed amount per period, and ANI should not be viewed as a measure of KKR’s liquidity. • Total Segment Earnings is a performance measure that KKR believes is useful to stockholders as it provides a supplemental measure of our operating performance without taking into account items that KKR does not believe arise from or relate directly to KKR's operations. Total Segment Earnings excludes: (i) equity-based compensation charges, (ii) amortization of acquired intangibles, and (iii) transaction-related and non- operating items, if any. Transaction-related and non-operating items primarily arise from corporate actions, which consist of: (i) impairments, (ii) transaction costs from acquisitions, including any acquisition-related stock consideration, (iii) depreciation on real estate that KKR owns and occupies, (iv) contingent liabilities, net of any recoveries, (v) certain integration, restructuring, and other non-operating expenses, and (vi) other gains or charges that affect period-to-period comparability and are not reflective of KKR's ongoing operational performance. Inter-segment transactions are not eliminated from segment results when management considers those transactions in assessing the results of the respective segments. These transactions include (i) management fees earned by our Asset Management segment as the investment adviser for Global Atlantic insurance companies, (ii) management and performance fees earned by our Asset Management segment for acquiring and managing the companies included in our Strategic Holdings segment, and (iii) interest income and expense based on lending arrangements where our Asset Management segment borrows from our Insurance segment. All these inter-segment transactions are recorded by each segment based on the applicable governing agreements. Additionally, due to the integrated nature of our segment operations and as part of our strategic capital allocation decisions, intersegment asset transfers have and may continue to occur. In these cases in segment reporting, the assets are transferred at their fair value, and no realization is recognized at the time of transfer. Earnings are recognized upon realization events and transactions with third parties. Total Segment Earnings represents the total segment earnings of KKR’s Asset Management, Insurance and Strategic Holdings segments. Non-GAAP and Segment Measures The key non-GAAP and other operating and performance measures that follow are used by management in making operational and resource deployment decisions as well as in assessing the performance of KKR's business. They include certain financial measures that are calculated and presented using methodologies other than in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures, including adjusted net income (“ANI”), total segment earnings, total investing earnings, total operating earnings (“TOE”), fee related earnings (“FRE”), strategic holdings operating earnings, and total asset management segment revenues, are presented prior to giving effect to the allocation of income (loss) among KKR & Co. Inc. and holders of certain securities exchangeable into shares of common stock of KKR & Co. Inc. and, as such, represent the entire KKR business in total. In addition, these non-GAAP measures are presented without giving effect to the consolidation of the investment vehicles and collateralized financing entities (“CFEs”) that KKR manages. These measures described above have the definitions given to them below. We believe that providing these non-GAAP measures on a supplemental basis to our GAAP results is helpful to stockholders in assessing the overall performance of KKR's business. These non-GAAP measures should not be considered as a substitute for financial measures calculated in accordance with GAAP. “Non-operating adjustments” as used in these non- GAAP definitions refers to adjustments made which are not adjustments or exclusions of normal, recurring cash operating expenses necessary for business operations. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP, where applicable, are included under the “Reconciliation of GAAP to Non-GAAP Measures" section of this Appendix. We also caution readers that these non-GAAP measures may differ from the calculations made by other investment managers, and as a result, may not be directly comparable to similarly titled measures presented by other investment managers. • Adjusted Net Income is a performance measure of KKR’s earnings, which is derived from KKR’s reported segment results. ANI is used to assess the performance of KKR’s business operations and measures the earnings potentially available for distribution to its equity holders or reinvestment into its business. ANI is equal to Total Segment Earnings less Interest Expense, Net and Other and Income Taxes on Adjusted Earnings. Interest Expense, Net and Other includes (i) interest expense on debt obligations not attributable to any particular segment and (ii) cumulative dividend expense on the Series D Mandatory Convertible Preferred Stock, net of interest income earned on cash and short-term investments. Income Taxes on Adjusted Earnings represents the (i) amount of income taxes that would be paid assuming that all pre-tax Asset Management and Strategic Holdings segment earnings were allocated to KKR & Co. Inc. and taxed at the same effective rate, which assumes that all securities exchangeable into shares of common stock of KKR & Co. Inc. were exchanged and (ii) amount of income taxes on Insurance Operating Earnings. Income taxes on Insurance Operating Earnings represent the total current and deferred tax expense or benefit on income before taxes adjusted to eliminate the impact of the tax expense or benefit associated with the non-operating adjustments. Equity based compensation expense is excluded

39 Non-GAAP and Segment Measures (cont’d) • Asset Management Segment Earnings is the segment profitability measure used to make operating decisions and to assess the performance of the Asset Management segment. This measure is presented before income taxes and is comprised of: (i) Fee Related Earnings, (ii) Realized Performance Income, (iii) Realized Performance Income Compensation, (iv) Realized Investment Income, and (v) Realized Investment Income Compensation. Asset Management Segment Earnings excludes the impact of: (i) unrealized gains (losses) on investments, (ii) unrealized carried interest, and (iii) unrealized carried interest compensation. Management fees earned by KKR as the adviser, manager or sponsor for its investment funds, vehicles and accounts, including its Global Atlantic insurance companies and Strategic Holdings segment, are included in Asset Management Segment Earnings. • Insurance Operating Earnings is the segment profitability measure used to make operating decisions and to assess the performance of the Insurance segment. This measure is presented before income taxes and is comprised of: (i) Net Investment Income, (ii) Net Cost of Insurance, and (iii) General, Administrative, and Other Expenses. Insurance Operating Earnings excludes the impact of: (i) investment gains (losses) which include realized gains (losses) related to asset/liability matching investment strategies and unrealized investment gains (losses) and (ii) non-operating changes in policy liabilities and derivatives which includes (a) changes in the fair value of market risk benefits and other policy liabilities measured at fair value and related benefit payments, (b) fees attributed to guaranteed benefits, (c) derivatives used to manage the risks associated with policy liabilities, and (d) losses at contract issuance on payout annuities. Insurance Operating Earnings includes (i) realized gains and losses not related to asset/ liability matching investment strategies and (ii) the investment management costs that are earned by our Asset Management segment as the investment adviser of the Global Atlantic insurance companies. • Strategic Holdings Segment Earnings is the segment profitability measure used to make operating decisions and to assess the performance of the Strategic Holdings segment. This measure is presented before income taxes and is comprised of: Dividends, Net and Net Realized Investment Income. Strategic Holdings Segment Earnings excludes the impact of unrealized gains (losses) on investments. Strategic Holdings Segment Earnings includes management fees and performance fee expenses that are earned by the Asset Management segment. • Fee Related Earnings is a performance measure used to assess the Asset Management segment’s generation of earnings from revenues that are measured and received on a more recurring basis as compared to KKR’s investing earnings. KKR believes this measure is useful to stockholders as it provides additional insight into the profitability of our fee generating asset management and capital markets businesses. FRE equals (i) Management Fees, including fees paid by the Insurance and Strategic Holdings segments to the Asset Management segment and fees paid by Ivy vehicles and other Important Information − Non-GAAP and Other Measures (cont’d) reinsurance vehicles, (ii) Transaction and Monitoring Fees, Net and (iii) Fee Related Performance Revenues, less (x) Fee Related Compensation, and (y) Other Operating Expenses. • Fee Related Performance Revenues refers to the realized portion of performance fees from certain AUM that has an indefinite term and for which there is no immediate requirement to return invested capital to investors upon the realization of investments. Fee related performance revenues consists of performance fees (i) expected to be received from our investment funds, vehicles and accounts on a recurring basis, and (ii) that are not dependent on a realization event involving investments held by the investment fund, vehicle or account. • Fee Related Compensation refers to the compensation expense, excluding equity- based compensation, paid from (i) Management Fees, (ii) Transaction and Monitoring Fees, Net, and (iii) Fee Related Performance Revenues. • Other Operating Expenses represents the sum of (i) occupancy and related charges and (ii) other operating expenses. • Strategic Holdings Operating Earnings is a performance measure used to assess the firm’s earnings from companies and businesses reported through its Strategic Holdings segment. Strategic Holdings Operating Earnings currently consists of earnings derived from dividends that the firm receives from businesses acquired through the firm’s participation in our core private equity strategy. Strategic Holdings Operating Earnings currently equals dividends less management fees that are earned by our Asset Management segment. This measure is used by management to assess the Strategic Holdings segment’s generation of earnings from revenues that are measured and received on a more recurring basis than, and are not dependent on, realizations from investment activities. • Total Operating Earnings is a performance measure that represents the sum of (i) FRE, (ii) Insurance Operating Earnings, and (iii) Strategic Holdings Operating Earnings. KKR believes this measure is useful to stockholders as it provides additional insight into the profitability of the most recurring forms of earnings from each of KKR’s segments as compared to investing earnings. • Total Investing Earnings is a performance measure that represents the sum of (i) Net Realized Performance Income and (ii) Net Realized Investment Income. KKR believes this measure is useful to stockholders as it provides additional insight into the earnings of KKR’s segments from the realization of investments.

40 Non-GAAP and Segment Measures (cont’d) • Total Asset Management Segment Revenues is a performance measure that represents the realized revenues of the Asset Management segment (which excludes unrealized carried interest and unrealized gains (losses) on investments) and is the sum of (i) Management Fees, (ii) Transaction and Monitoring Fees, Net, (iii) Fee Related Performance Revenues, (iv) Realized Performance Income, and (v) Realized Investment Income. Asset Management Segment Revenues excludes Realized Investment Income earned based on the performance of businesses presented in the Strategic Holdings segment. KKR believes that this performance measure is useful to stockholders as it provides additional insight into all forms of realized revenues generated by our Asset Management segment. Other Terms and Capital Metrics • Adjusted shares represents shares of common stock of KKR & Co. Inc. outstanding under GAAP adjusted to include certain vested securities exchangeable into shares of common stock of KKR & Co. Inc. Adjusted shares excludes the potential dilutive impact of: (i) any conversion of the Series D Mandatory Convertible Preferred Stock and (ii) unvested shares of common stock and exchangeable securities. • Assets Under Management (“AUM”) represent the assets managed (including core private equity), advised or sponsored by KKR from which KKR is entitled to receive management fees or performance income (currently or upon a future event), general partner capital, and assets managed, advised or sponsored by our strategic BDC partnership and the hedge fund and other managers in which KKR holds an ownership interest. We believe this measure is useful to stockholders as it provides additional insight into the capital raising activities of KKR and its hedge fund and other managers and the overall activity in their investment funds and other managed or sponsored capital. KKR calculates the amount of AUM as of any date as the sum of: (i) the fair value of the investments of KKR's investment funds and certain co-investment vehicles; (ii) uncalled capital commitments from these funds, including uncalled capital commitments from which KKR is currently not earning management fees or performance income; (iii) the asset value of the Global Atlantic insurance companies; (iv) the par value of outstanding CLOs; (v) KKR's pro rata portion of the AUM of hedge fund and other managers in which KKR holds an ownership interest; (vi) all of the AUM of KKR's strategic BDC partnership; (vii) the acquisition cost of invested assets of certain non-US real estate investment trusts and (viii) the value of other assets managed or sponsored by KKR. The pro rata portion of the AUM of hedge fund and other managers is calculated based on KKR’s percentage ownership interest in such entities multiplied by such entity’s respective AUM. KKR's definition of AUM (i) is not based on any definition of AUM that may be set forth in the governing documents of the investment funds, vehicles, accounts or other entities whose capital is included in this definition, (ii) includes assets for which KKR does not act as an investment adviser, and (iii) is not calculated pursuant to any regulatory definitions. Important Information − Non-GAAP and Other Measures (cont’d) • Capital Invested is the aggregate amount of capital invested by (i) KKR’s investment funds (including core private equity) and Global Atlantic insurance companies, (ii) KKR's Principal Activities business line as a co-investment, if any, alongside KKR’s investment funds, and (iii) KKR's Principal Activities business line in connection with a syndication transaction conducted by KKR's Capital Markets business line, if any. Capital invested is used as a measure of investment activity at KKR during a given period. We believe this measure is useful to stockholders as it provides a measure of capital deployment across KKR’s business lines. Capital invested includes investments made using investment financing arrangements like credit facilities, as applicable. Capital invested excludes (i) investments in certain leveraged credit strategies, (ii) capital invested by KKR’s Principal Activities business line that is not a co-investment alongside KKR’s investment funds, and (iii) capital invested by KKR’s Principal Activities business line that is not invested in connection with a syndication transaction by KKR’s Capital Markets business line. Capital syndicated by KKR's Capital Markets business line to third parties other than KKR’s investment funds or Principal Activities business line is not included in capital invested. • Fee Paying AUM (“FPAUM”) represents only the AUM from which KKR is entitled to receive management fees. We believe this measure is useful to stockholders as it provides additional insight into the capital base upon which KKR earns management fees. FPAUM is the sum of all of the individual fee bases that are used to calculate management fees and differs from AUM in the following respects: (i) assets and commitments from which KKR is not entitled to receive a management fee are excluded (e.g., assets and commitments with respect to which it is entitled to receive only performance income or is otherwise not currently entitled to receive a management fee) and (ii) certain assets, primarily in its private equity funds, are reflected based on capital commitments and invested capital as opposed to fair value because fees are not impacted by changes in the fair value of underlying investments. • Uncalled Commitments is the aggregate amount of unfunded capital commitments that KKR’s investment funds and carry-paying co-investment vehicles (including core private equity) have received from fund investors to contribute capital to fund future investments, and the amount of uncalled commitments is not reduced by capital invested using borrowings under an investment fund’s subscription facility until capital is called from our fund investors. We believe this measure is useful to stockholders as it provides additional insight into the amount of capital that is available to KKR’s investment funds and carry paying co-investment vehicles to make future investments. Uncalled commitments are not reduced for investments completed using fund-level investment financing arrangements or investments we have committed to make but remain unfunded at the reporting date.

41 Website From time to time, KKR may use its website as a channel of distribution of material company information. Financial and other important information regarding KKR is routinely posted and accessible on the Investor Center for KKR & Co. Inc. at https://ir.kkr.com/. Information on these websites are not incorporated by reference herein and are not a part of this presentation. In addition, you may automatically receive email alerts and other information about KKR by enrolling your email address at the “Email Alerts” area of the Investor Center on the website. KKR Entities Any discussion of specific KKR entities other than KKR & Co. Inc. is provided solely to demonstrate such entities’ role within the KKR organization and their contributions to the business, operations and financial results of KKR & Co. Inc. Each KKR entity is responsible for its own financial, contractual and legal obligations. Nothing in this presentation is intended to constitute, and shall not be construed as constituting, the provision of any tax, accounting, financial, investment, insurance, regulatory, legal or other advice by KKR or its representatives. Without limiting the foregoing, this presentation is not and shall not be construed as an "advertisement" for purposes of the Investment Advisers Act of 1940, as amended, or an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any security, service or product of or by any KKR entity, including but not limited to any investment advice, any investment fund, vehicle or account, any capital markets service, or any insurance product, including but not limited to (i) any investment funds, vehicles or accounts sponsored, advised or managed by (or any investment advice from) Kohlberg Kravis Roberts & Co. L.P., KKR Credit Advisors (US) LLC, KKR Credit Advisors (Ireland) or other subsidiary, (ii) any capital markets services by KKR Capital Markets LLC (“KCM”) or any KCM affiliate outside the United States, or (iii) any insurance product or reinsurance offered by Accordia Life and Annuity Company, Commonwealth Annuity and Life Insurance Company, First Allmerica Financial Life Insurance Company, Forethought Life Insurance Company, Global Atlantic Re Limited, Global Atlantic Assurance Limited or any other Global Atlantic owned or sponsored insurance company, or any investment or insurance product or reinsurance offered by any insurance-related vehicle sponsored or managed by Global Atlantic. Each KKR entity is responsible for its own financial, contractual and legal obligations. This presentation has been prepared solely for informational purposes. This presentation is not intended to make, and does not make, any financial or investment recommendation or otherwise promote a product or service of KCM or any of its affiliates. Important Information − Other Legal Disclosures Past Performance and Investment Returns Past performance is not a guarantee of future results. Information about any fund or strategy and investments made by such fund or strategy, including past performance of such fund, strategy or investment, is provided solely to illustrate KKR’s investment experience, and processes and strategies used by KKR in the past with respect to such funds or strategies. The performance information relating to KKR’s historical investments is not intended to be indicative of any fund’s or strategy’s future results or the future results of KKR. Certain funds or strategies are also relatively new and their limited historical results may not be indicative of results they will experience over a longer period of time. There can be no assurance that any KKR entity (including any KKR investment fund, vehicle or account, the KKR balance sheet, the Strategic Holdings segment, or Global Atlantic insurance company) will achieve results comparable to any results included in this presentation, or that any investments made by a KKR entity now, in the past or in the future will be profitable, or that KKR entities will find investment opportunities similar to any presented in connection with this presentation. Actual realized value of currently unrealized investments will depend on, among other factors, the value of the investments and market conditions at the time of disposition, related transaction costs, the timing and manner of sale, and many of the risks described in the forward-looking statements section of this Annex, all of which may differ from the assumptions and circumstances on which the currently unrealized valuations are based. Accordingly, the actual realized values of unrealized investments may differ materially from the values indicated herein.

42 Important Information − Other Legal Disclosures (cont’d) Expected dividend amounts and investment returns in the business segment Strategic Holdings may be materially less than our current expectations or not materialize at all, and the volatility of employee compensation as a result of the modification of our compensation framework could impact our ability to hire, retain, and motivate our employees whom we are dependent on. These forward-looking statements are based on KKR’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to KKR or are within its control. These forward-looking statements are based on KKR’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to KKR or are within its control. The use of words such as “unconstrained,” “consistent,” "trends," "dominant" or comparable words or other statements is not a guarantee of future performance or that any other statements to which these apply are guaranteed to occur. If a change occurs, forward-looking statements made as part of this presentation may vary materially from those expressed in the applicable forward-looking statements. These forward-looking statements include target, goal, hypothetical or estimated results, projections and other comparable phrases and concepts are hypothetical in nature and are shown for illustrative, informational purposes only. Except as otherwise specifically stated, this information is not intended to forecast or predict future events, but rather to show the hypothetical estimates calculated using the specific assumptions presented herein. It does not reflect any actual results, which may differ materially. Certain of the forward-looking information has been made for illustrative purposes and may not materialize. No representation or warranty is made as to the reasonableness of the assumptions made or that all assumptions used in calculating the target, goal, hypothetical or estimated results have been stated or fully considered. Changes in the assumptions may have a material impact on the target, goal, hypothetical or estimated results presented. Target, goal, hypothetical or estimated results or projections may not materialize. These statements are subject to numerous risks, uncertainties and assumptions, including those listed here in the above and below paragraphs and described under the section entitled “Risk Factors” in KKR & Co. Inc.’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 28, 2025, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as being exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in KKR & Co. Inc.’s filings with the SEC. All forward-looking statements speak only as of the date of this presentation. KKR does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date on which such statements were made except as required by law. Forward Looking Statements This presentation contains certain forward-looking statements pertaining to KKR, including investment funds, vehicles and accounts managed by KKR and Global Atlantic. You can identify these forward-looking statements by the use of words such as “opportunity,” “outlook,” “believe,” “think,” “expect,” “feel,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” “visibility,” “positioned,” “path to,” “conviction”, the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. Forward-looking statements relate to expectations, estimates, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts, including but, not limited to, any statements with respect to: statements regarding KKR’s business, financial condition, liquidity and results of operations, including Capital Invested, uncalled commitments, cash and short-term investments, and levels of indebtedness; the potential for future business growth; outstanding shares of common stock of KKR & Co. Inc. and its capital structure; non-GAAP and segment measures and performance metrics, including AUM, FPAUM, ANI, TOE, Book Value, Total Segment Earnings, FRE, Insurance Operating Earnings, Strategic Holdings Operating Earnings, Total Investing Earnings, and Total Segment Earnings; the declaration and payment of dividends on capital stock of KKR & Co. Inc.; the timing, manner and volume of repurchase of shares of capital stock of KKR & Co. Inc.; our statements regarding the potential of, and future financial results from, KKR’s Strategic Holdings segment (including expectations about dividend payments from companies and businesses in the Strategic Holdings segment in the future, the future growth of such companies and businesses, the potential for compounding earnings over a long period of time from such segment, and the belief that such segment is an unconstrained business line); KKR’s ability to grow its AUM, to deploy capital, to realize unrealized investment appreciation, and the time period over which such events may occur; KKR’s ability to manage the investments in and operations of acquired companies and businesses; the effects of any transactional activity on KKR’s operating results, including pending sales of investments; expansion and growth opportunities and other synergies resulting from acquisitions of companies (including the acquisition and integration of Global Atlantic and businesses in our Strategic Holdings segment), internal reorganizations or strategic partnerships with third parties; the timing and expected impact to our business of any new investment fund, vehicle or product launches; the timing and completion of certain transactions contemplated by the Reorganization Agreement entered into on October 8, 2021 by KKR & Co. Inc. pursuant to which the parties agreed to undertake a series of integrated transactions to effect a number of transformative structural and governance changes in the future; the implementation or execution of, or results from, any strategic initiatives (including efforts to access private wealth investors and the modification of our compensation framework announced on November 29, 2023, which decreased the targeted percentage of compensation from fee related revenues and increased the targeted percentage from realized carried interest and incentive fees).

43 our ability to execute Global Atlantic's growth strategies successfully; Global Atlantic’s actual or perceived financial strength and ratings of Global Atlantic and its subsidiaries; business Global Atlantic reinsures and business it cedes to reinsurers; changes in accounting standards applicable to insurance companies; volatility in our insurance business’s net income under GAAP; reinsurance assets held in trust, which limit Global Atlantic’s ability to invest those assets; determination of the amount of impairments and allowances for credit losses; triggering a recapture event under reinsurance agreements where Global Atlantic's clients may recapture some or all of the assumed business; liquidity risks from Global Atlantic’s membership in Federal Home Loan Banks and repurchase and reverse repurchase transactions that subject Global Atlantic to liquidity risks; changes in relevant tax laws, regulations or treaties; regulations, including those related to capital requirements, that apply to Global Atlantic; Bermuda insurance subsidiaries possibly being subject to additional licensing requirements; and not being able to mitigate the reserve strain associated with statutory accounting rules; and • risks related to our organizational structure, including risks involving: our status as a controlled company; declining common stock price due to the large number of shares eligible for future sale and issuable as grants or in acquisitions; ability to issue preferred stock may cause the price of our common stock to decline; our right to repurchase all outstanding shares of common stock under specified circumstances; limitations on our ability to pay periodic dividends; our obligations to make payments to our principals pursuant to a tax receivable agreement; potential application of restrictions under the Investment Company Act of 1940; and reorganizations undertaken by us. Forward Looking Statements (cont'd) Without limiting the statements made in the prior paragraphs, the following risks, among others, could cause actual results to vary from the forward-looking statements: • risks related to our business, including: future business growth and various assumptions about the ability to capitalize on growth opportunities and future business performance, the assumptions and estimates used in any forward-looking statements made herein, including relating to New Capital Raised, Assets Under Management, Fee Related Earnings per share, Total Operating Earnings per share, Adjusted Net Income per share, Strategic Holdings Operating Earnings, the timing and amounts generated by the monetization of investments held by KKR or its investment vehicles, difficult market and economic conditions; geopolitical developments and other local and global events, including uncertainties resulting from changes to U.S. and global tariff policies and escalating trade tensions; disruptions caused by natural disasters and catastrophes; our liquidity requirements and sources of liquidity; assets we refer to as “perpetual capital” being subject to material reduction; high variability in earnings and cash flow; “clawback” provisions in our governing agreements; inability to raise additional or successor funds successfully; increasing focus by stakeholders on sustainability matters; intense competition in the investment management and insurance industries; changes in relevant tax laws, regulations and treaties or adverse interpretations by tax authorities; recruiting, retaining and motivating our employees and other key personnel; our reliance on third- party service providers; cybersecurity failures and data security breaches; the unpredictable impact of artificial intelligence, rapidly developing and changing global privacy laws; expansion into new investment strategies, geographic markets, businesses and types of investors; failure to manage existing balance sheet commitments; extensive regulation of our businesses (including compliance with applicable laws); litigation and negative publicity; ineffective risk management activities; • risks related to our investment activities, including risks involving: historical returns not being indicative of future results; valuation methodologies for establishing the fair value of certain assets can be subjective; the impact on valuations by market and economic conditions; changes in debt or equity markets; dependence on significant leverage in our investments; exposures to, and investments in, leveraged companies or companies experiencing financial or business difficulties; concentration of investments by type of issuer, geographic region, asset types, or otherwise; investments in relatively illiquid assets; investments in real assets; investments in emerging and less established companies; investments in companies that are based outside of the United States; and investors in certain of our investment vehicles are entitled to redeem their investments in these vehicles on a periodic basis; • risks related to our insurance activities, including risks involving: possibility of not achieving the intended benefit of the Global Atlantic acquisitions (including a failure to realize anticipated benefits within the expected timeframes or a failure to integrate into our operations and management systems and controls); volatile market and economic conditions including sustained periods of low or high interest rates; difference between policyholder behavior estimates, reserve assumptions and actual claims experience; estimates used in preparation of financial statements and models for insurance products; Important Information − Other Legal Disclosures (cont’d)